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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 21, 2005

                            Impax Laboratories, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                       0-27354                65-0403311
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

             30831 Huntwood Ave., Hayward, CA                 94544
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On March 16, 2005, Impax Laboratories, Inc. (the "Company") entered into an Amendment to a Development, License and Supply Agreement, dated as of June 1, 2002, between Wyeth, acting through its Wyeth Consumer Healthcare Division, and the Company. The original Agreement related to the license by the Company to Wyeth of certain technical and proprietary information related to the Company's
(i) twelve-hour extended release tablet containing 5 mg Loratadine and 120 mg Pseudoephedrine (the "D-12 Product") and (ii) twenty-four hour extended release tablet containing 10 mg Loratadine and 240 mg Pseudoephedrine (the "D-24 Product"). The original Agreement also related to the supply of the D-12 Product and the D-24 Product by the Company, and the distribution of such products by Wyeth.

        Pursuant to the amendment, the Company and Wyeth agreed to terminate the Agreement with respect to the D-24 Product, and all references in the Agreement to the D-24 Product were deemed removed. In addition, Wyeth agreed to pay the Company $300,000 in full satisfaction of all obligations that Wyeth may have with respect to the D-24 Product under the Agreement. In consideration of the Company entering into the Amendment, Wyeth released the Company from any and all obligations (past, present or future) that the Company had with respect to the D-24 Product under the Agreement. The Agreement remains in full force and effect with respect to the D-12 Product. A copy of the amendment is attached as Exhibit
10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

            10.1 - Amendment to the Development, License and Supply Agreement
                   between Wyeth, acting through its Wyeth Consumer Healthcare Division, and Impax Laboratories, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IMPAX LABORATORIES, INC.


Date:  March 21, 2005                         By: /s/ Cornel C. Spiegler
                                                  ------------------------------
                                                  Name:  Cornel C. Spiegler
                                                  Title: Chief Financial Officer

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